Exhibit 10.2

CENTER FINANCIAL CORPORATION

SUBSCRIPTION AGREEMENT

CENTER FINANCIAL CORPORATION

SUBSCRIPTION AGREEMENT

This Subscription Agreement is made by and between Center Financial Corporation, a California corporation (the “Company”) and the purchaser whose name appears on the Subscription Agreement signature page below (“Purchaser”).

Pursuant to this Subscription Agreement, and to other Subscription Agreements between the Company and each of the other purchasers in this offering (collectively, “Purchasers”), the Company will sell up to 3,360,000 shares of the common stock of the Company (the “Shares”) at a purchase price of $3.71 per share1 for aggregate gross proceeds to the Company of up to approximately $15 million (the “Private Placement”).  The Shares, when issued, will represent up to approximately 16.7% of the total shares of the Company outstanding upon completion of the Private Placement.

The Company can accept the subscription for all or any portion of the Shares applied for or can reject this subscription in its entirety, in its sole discretion.  In the event the Company rejects all or a portion of the requested subscription, the Company will promptly refund the subscriber all, or a portion, of the amount remitted with the Subscription Agreement.  The Company will decide which subscriptions to accept no later than November 30, 2009 (the “Closing Date”), subject to extension by the Company in its sole discretion.  All appropriate refunds will be made within three business days after the Closing Date, when and as extended.

By executing this Subscription Agreement, Purchaser acknowledges that he or she has read the Private Placement Memorandum dated October 19, 2009, and the Supplement thereto dated November 20, 2009, which describe the terms of the Private Placement, including, but not limited to, the risk factors associated with the Private Placement.

_____________________________
*This price per share is for purchasers not affiliated with the Company.  It is anticipated that certain officers and directors of the Company may purchase shares in the Private Placement.  In accordance with the rules of Nasdaq, the purchase price for such individuals will be not less than the closing bid price of the Company’s stock on November 24, 2009 (immediately preceding the time the Company will enter into binding agreements with such individuals to issue the securities) subject to possible adjustment in the event the Company elects to solicit shareholder approval of this Private Placement, by means of issuing additional shares such that the directors or officers would in effect have received their shares in this Private Placement at the same price per share as other purchasers.

How to Subscribe

--        Carefully read this entire Subscription Agreement, the Private Placement Memorandum dated October 19, 2009, and the Supplement thereto dated November 20, 2009, which accompany this Subscription Agreement.

--        Fully complete and execute one copy of the Subscription Agreement you have received by:

•         Confirming your status as an Accredited Investor by initialing the applicable provisions of Section 2.3.2 of this Subscription Agreement.

•         Filling in all requested information on the Subscription Agreement Signature Page (page 11) and signing the Subscription Agreement Signature Page.

•         If Purchaser is a trust, partnership, corporation or limited liability company, completing Exhibit A, B, C or D of the Subscription Agreement, as applicable.

--        Deliver a check payable to “Center Financial Corporation – Stock Subscription Account” for the full purchase price of the Shares you wish to subscribe for, together with your fully completed and signed Subscription Agreement to:

Center Financial Corporation 3435 Wilshire Boulevard, Suite 700 Los Angeles, California 90010

or

--        Wire transfer the funds for the full amount of the shares subscribed to:

Center Bank
ABA Number 122-041-235
Further Credit to Center Financial Stock Escrow Account
Account Number 008320179

Please contact Lonny D. Robinson at (213) 251-2222 or lonnyr@centerbank.com to confirm receipt of the wire.

--        Questions to:

Lonny D. Robinson Executive Vice President and Chief Financial Officer Center Financial Corporation 3435 Wilshire Boulevard, Suite 700 Los Angeles, California 90010 (213) 251-2222

Terms of Subscription

1.  Subscription.  Subject to the terms and conditions hereof, Purchaser (a) hereby subscribes for and agrees to purchase (the “Subscription”) the number and amount of Shares set forth on the signature page of this Subscription Agreement and (b) tenders payment of the total purchase price of the Shares subscribed for with this Subscription Agreement (the “Purchase Price”).  The Purchase Price is payable to the Company in cash or by check payable to “Center Financial Corporation – Stock Subscription Account” upon the execution and delivery hereof.  The Subscription is irrevocable and shall be made by delivery of this Subscription Agreement to the Company and is not binding on the Company unless and until it is accepted by the Company.

2.  Representations and Warranties.  Purchaser acknowledges that the Company must have certain information about Purchaser in order to establish the availability of exemptions from the registration requirements of any applicable securities laws, and therefore, Purchaser hereby makes the following representations:

   2.1  Residence.  Purchaser is a resident of the state identified in its address set forth on the signature page below.

   2.2  Investment Suitability.

     2.2.1  Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and to protect his or her own interests in connection with the contemplated transaction.

     2.2.2  Purchaser hereby represents and warrants that Purchaser qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and, if a corporation, partnership or similar entity, that each equity owner therein as of the date hereof satisfies such requirements.  INITIAL ALL APPROPRIATE SPACES ON THE FOLLOWING PAGES INDICATING THE BASIS UPON WHICH THE UNDERSIGNED QUALIFIES AS AN ACCREDITED INVESTOR (PLEASE INITIAL ONLY WHERE APPROPRIATE).

           (a)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because Purchaser has an individual net worth, or Purchaser and Purchaser’s spouse and have a combined net  worth, in excess of $1,000,000.

           (b)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because Purchaser had individual income (exclusive of any income attributable to Purchaser’s spouse) of more than $200,000 in the prior two calendar years or joint income with Purchaser’s spouse in excess of $300,000 for each of those years and Purchaser reasonably expects to reach the same income level in the current calendar year.

           (c)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Act”).

           (d)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

           (e)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934, as amended.

           (f)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is an insurance company as defined in Section 2(13) of the Act.

           (g)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of the Act.

           (h)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

           (i)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

           (j)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a corporation, partnership, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

           (k)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D promulgated under the Act.

           (l)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because Purchaser is a director or executive officer of the Company.

           (m)  _____  Purchaser hereby certifies that Purchaser is an accredited investor because it is an entity in which all of the equity owners meet one of the requirements of subsections (a) through (k) hereof.

     2.2.3  Purchaser understands that the offer and sale of the securities described herein may be subject to additional restrictions and requirements under state law.

   2.3  Acceptance.  Purchaser is aware that this Subscription Agreement is not binding on the Company unless and until it is accepted and executed by the Company and that the Company has the right to accept or reject all or part of the Subscription for any reason.

   2.4  Ability to Bear Risk.  Purchaser acknowledges that the Shares are suitable and consistent with Purchaser’s investment program and that Purchaser’s financial position enables Purchaser to bear the risks of this investment, including, but not limited to a total loss of such investment.  The current value of Purchaser’s liquid assets is sufficient to provide for Purchaser’s current needs and possible personal contingencies.

   2.5  Commissions.  No commissions or any other type of remuneration have been or will be paid by the undersigned or the Company to any person in consideration for procuring or soliciting this sale; provided, however, that if the Company should determine during the course of the offering that it would be in its best interest to retain the services of a sales agent or broker to assist in the sale of the Shares, it reserves the right to do so, and to pay such sales agents or brokers a reasonable commission on the sale of the shares which they actually place.

   2.6  Knowledge and Experience.  Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an acquisition of the Shares and, by reason of Purchaser’s financial and business experience, either alone or together with any purchaser representative, Purchaser has the capacity to protect Purchaser’s interest in connection with an acquisition of the Shares.  Purchaser further represents and warrants Purchaser is an experienced investor in unregistered and restricted securities which involve a high degree of risk and is financially able to bear the economic risk of an investment in the Shares, including the total loss thereof.

   2.7  Adequate Information.  The Company has made available and the Purchaser has reviewed such information that the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares including, without limitation, the Company’s Form 10-K for the fiscal year ended December 31, 2008, Form 10-Qs for the quarterly periods ended March 31, June 30 and September 30, 2009, Proxy Statement filed with the SEC on April 30, 2009 and Current Reports on Form 8-K filed with the SEC since December 31, 2008.

   2.8  Opportunity to Ask Questions.  The Purchaser has had the opportunity to question, and, to the extent deemed necessary or appropriate, has questioned representatives of the Company so as to receive answers and verify information obtained in the Purchaser’s examination of the Company, including the information that the Purchaser has reviewed in relation to its investment in the Shares.

   2.9  Private Placement Memorandum.  The Purchaser has received a copy of the Private Placement Memorandum dated October 19, 2009, and the Supplement thereto dated November 20, 2009, and any and all supplements and Appendices thereto.  Except for the information contained in the Private Placement Memorandum, as amended or supplemented and except for the information that the Purchaser or its advisors, if any, have requested and been furnished in writing, neither the Purchaser nor its advisors has been furnished any offering material or literature by the Company.

  2.10  Short Sales; No Net Short Position.  Since the Purchaser has learned of the offering of the Shares, it has not engaged in short sales or similar hedging transactions with respect to the Company’s Common Stock and until the Registration Statement which the Company is obligated to file covering the Common Stock has become effective, the Purchaser shall not sell short the shares of the Company’s Common Stock. Until the Purchaser has sold all shares of the Common Stock, it shall not maintain a net short position in the Common Stock prior to the effective date of the Registration Statement. Provided, however, if the Purchaser presently has, or hereafter acquires, a long position in the Company's Common Stock, the Purchaser may sell short or otherwise engage in hedging transactions with respect to that long position, but not against the shares of Common Stock contained in the Shares.

  2.11  Non-Disclosure.  Purchaser acknowledges that certain information contained in the disclosure document provided to Purchaser in connection with the private offering of the Common Stock has not been otherwise publicly disclosed.  Accordingly, Purchaser agrees to keep such information confidential for a period ending on the earlier to occur of (i) the first anniversary of the closing of the Private Placement, or (ii) the date upon which such information is publicly disclosed by the Company.

  2.12  Additional Representations.  The Purchaser will make such additional representations and warranties and furnish such information regarding the Purchaser’s investment experience and financial position as the Company may reasonably require, and if there should be any material change in the information set forth herein prior to the closing of the sale of the Shares, the Purchaser will immediately furnish such revised or corrected information to the Company.

  2.13  Independent Decision.  The Purchaser is not relying on the Company, or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Shares.  The Purchaser has relied solely on the representations, and information contained in the covenants and agreements of the Company in this Subscription Agreement; the Private Placement Memorandum dated October 19, 2009; and the Supplement thereto dated November 20, 2009, and on its examination and independent investigation in making its decision to acquire the Shares.  The Purchaser has been afforded the opportunity to obtain, and has been furnished, all material that it has requested relating to the proposed operation of the Company, any other matters relating to the business and properties of the Company and the offer and sale of the Shares.

  2.14  Authority.  Purchaser, if a partnership, corporation, trust, limited liability company or other entity, agrees that:  (i) the person executing this Subscription Agreement has the necessary power and authority to do so; and (ii) Purchaser was not organized for the specific purpose of acquiring the Shares.

  2.15  Special Investment Considerations - Risk Factors.  The Purchaser has carefully reviewed and understands the risk factors with respect to the Purchaser’s purchase of Shares as such investment risk factors are set forth in the Private Placement Memorandum dated October 19, 2009 and Supplement thereto dated November 20, 2009.

3.  Restrictions on Transferability.  The Shares shall not be transferred before satisfaction of the conditions specified in this Article III, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of any Shares.  Purchaser, by entering into this Agreement and accepting the Shares, agrees to be bound by the provisions of this Article III.

   3.1  Restrictive Legend.  Except as otherwise provided in this Article III, each certificate representing shares of Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AT THE TIME OF SALE OR THE HOLDER SUBMITS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE.”

   3.2  Transfers. The Purchaser agrees that it will not sell, transfer or otherwise dispose of any shares of restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act, or unless the Purchaser submits an opinion of counsel reasonably satisfactory to the Company and its counsel that an exemption from registration exists thereunder.  Each certificate, if any, evidencing such shares of restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 3.1, unless in the written opinion of the transferee’s or Purchaser’s counsel delivered to the Company in connection with such transfer (which opinion shall be reasonably satisfactory to the Company) such legend is not required in order to ensure compliance with the Securities Act.

   3.3  Termination of Restrictions.  The restrictions imposed by this Article III upon the transferability of the restricted Common Stock and the legend requirement of Section 3.1 shall terminate as to any particular share (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Purchaser thereof shall have delivered to the Company the written opinion of counsel to such Purchaser, which opinion shall be reasonably satisfactory to the Company, stating that such legend is not required in order to ensure compliance with the Securities Act.  Whenever the restrictions imposed by this Article III shall terminate as to any restricted Common Stock, as herein above provided, the Purchaser thereof shall be entitled to receive from the Company, at the expense of the Company, a new certificate representing such Common Stock, not bearing the restrictive legend set forth in Section 3.1.

   3.4  Investment Intent.  The Purchaser is acquiring the Shares hereunder for the Purchaser’s own account and with no present intention of distributing or selling the Shares or any interest in the Shares. The Purchaser agrees that it will not sell or otherwise dispose of any of the Shares  or any interest in the Shares  unless such sale or other disposition has been registered or qualified (as applicable) under the Securities Act and applicable state securities laws or, in the opinion of the Purchaser’s counsel delivered to the Company (which opinion shall be reasonably satisfactory to the Company) such sale or other disposition is exempt from registration or qualification under the Securities Act and applicable state securities laws.  The Purchaser understands that the sale of the Shares acquired by the Purchaser hereunder has not been registered under the Securities Act, but the Shares are issued through transactions exempt from the registration requirements of, among other things, Section 4(2) of the Securities Act and Rule 506 thereunder, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of the Purchaser.  The Purchaser acknowledges that pursuant to Section 3.1 a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the shares of Common Stock until such legend is permitted to be removed under applicable law. The Purchaser will have no right to require registration of the shares of Common Stock, and the Company is under no obligation to cause an exemption for resale to be available or register the shares of Common Stock, except as provided in Section IV below.

   3.5  No Other Representations.  No oral or written representations have been made to the Purchaser in connection with the Purchaser’s acquisition of the Shares which were in any way inconsistent with the information included in the Private Placement Memorandum dated October 19, 2009, the Supplement thereto dated November 20, 2009, and this Subscription Agreement.  The Purchaser has not made its decision to acquire Shares or to execute and deliver this Agreement on the basis of any belief that any officer, director or affiliate of the Company or any current stockholder of the Company would make an investment in the Company now or in the future.

4.  Registration.

   4.1  Required Registration. Subject to exceptions and limitations described herein, the Company shall use its best efforts, within six months of the closing of the Private Placement, to cause a Registration Statement to be filed with the Commission on Form S-3, if available, or, if Form S-3 is not available for the registration of the Shares, on such form as may be prescribed by the Commission, providing for the resale of the Shares.  Such Registration Statement shall contain all appropriate undertakings necessary to comply with Rule 415 under the Securities Act pertaining to “shelf registration” or delayed offerings of securities.  The Company shall use its best reasonable efforts to cause the Commission to declare such Registration Statement effective and to maintain the effectiveness of such Registration Statement pursuant to Section 4.3 below.

   4.2  Obligations of the Company.  If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Shares under the Securities Act as provided herein, the Company shall:

     4.2.1  use its best efforts to prepare and file with the Commission a Registration Statement with respect to such Shares and use its best  reasonable efforts to cause such Registration Statement to become and remain effective;

     4.2.2  prepare and file with the Commission such amendments to such Registration Statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such Registration Statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Purchaser  set forth in such Registration Statement;

     4.2.3  furnish to the Purchaser such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of the Shares owned by the Purchaser;

     4.2.4  use its best efforts to register and/or qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Purchasers participating in the Registration and as may be reasonably appropriate for the distribution of such Shares, provided, however, that notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the Shares be borne by selling shareholders, the Purchasers shall pay their pro rata share of such expenses;

     4.2.5  notify the Purchaser at any time when a prospectus relating to his or its Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Purchaser a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     4.2.6  otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

     4.2.7  cause all such Shares on such Registration Statement to be listed on each securities exchange or automated quotation service (including The NASDAQ Global Select Market) on which similar securities issued by the Company are then listed; and

     4.2.8  notify the Purchaser of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

   4.3  Other Procedures.

     4.3.1  Subject to the Company’s general obligation to use its best efforts under Section 3, the Company shall be required to maintain the effectiveness of a Registration Statement (under Form S-3) until the earlier of (i) the date of settlement of and sale of all Shares or (ii) 24 months from the effective date of the Registration Statement.

     4.3.2  In consideration of the Company’s obligations under this Agreement, the Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.2.5 herein, the Purchaser shall forthwith discontinue its or his sale of Shares pursuant to the Registration Statement covering such Shares until the Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 4.2.5 and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Purchaser’s possession of the prospectus covering such Shares current at the time of receipt of such notice.

     4.3.3  The Company’s obligation to file any Registration Statement or amendment, including a post-effective amendment, shall be subject to each Purchaser, as applicable, furnishing to the Company in writing upon the Company’s reasonable request such information and documents regarding such Purchaser and the distribution of such Purchaser’s Shares as may reasonably be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 4.2.4 herein.  The Company’s obligations are also subject to each Purchaser promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

     4.3.4  If any such registration or comparable statement refers to the Purchaser by name or otherwise as a shareholder of the Company, but such reference to the Purchaser by name or otherwise is not required by the Securities Act or the rules thereunder, then each Purchaser shall have the right to require the deletion of the reference to the Purchaser, as may be applicable.

     4.3.5  In connection with the sale of Shares, the Company shall deliver to each purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

   4.4  Registration Expenses.  In connection with any registration of Shares pursuant to this Section 4, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other persons retained by the Company.

5.  Indemnification.  Purchaser hereby agrees to indemnify and hold harmless the Company, any corporation or entity affiliated with the Company, the officers, directors, agents and employees of the Company and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Purchaser herein, or any breach of any of his or her representations and warranties or Purchaser’s failure to fulfill any of the covenants or agreements under this Subscription Agreement.

6.  Issuance of Additional Shares in Certain Events.  The Company is in the process of exploring alternatives for raising additional capital subsequent to the close of the Private Placement to further strengthen the Company’s financial condition and enhance its capital ratios and liquidity.  The terms of any such offering of additional securities may be more favorable to investors than those offered in the Private Placement.  In the event the Company issues additional common stock within three months of the close of this Private Placement on terms more favorable than those in this Private Placement, investors in this Private Placement will automatically receive additional shares of the Company’s common stock as soon as practicable following the close of such subsequent offering in such amount as to effectively make the purchase price per share paid by such investors approximately equal to those paid by investors in the subsequent offering.  If the Company offers securities convertible into common stock at a conversion price less than the price paid for common stock in this Private Placement, then the investors in this Private Placement would receive any additional shares to which they are entitled as soon as practicable following the conversion of any such shares into common stock, rather than upon the close of the offering; provided, however, that in order for investors in this Private Placement to have the right to receive any additional shares, such conversion must occur within six months of the close of the Private Placement.

7.  Miscellaneous.

   7.1  Notice.  All notices or other communications given or made hereunder will be in writing and will be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth on the signature page below and to the Company at Center Financial Corporation, 3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010, Attention: Lonny D. Robinson.

   7.2  Governing Law.  This Agreement will be construed in accordance with and governed by the laws of the State of California.

   7.3  Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

   7.4  Binding Effect.  This Agreement will be binding upon and inure to the benefit of all of the parties hereto and all other persons who may hereafter acquire Shares and the heirs, executors, administrators, successors and assigns of all such persons.

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE*

IN WITNESS WHEREOF, the undersigned hereby represents and warrants that he, she or it has read this entire Subscription Agreement and the Private Placement Memorandum dated October 19, 2009, and the Supplement thereto dated November 20, 2009, and has executed this Subscription Agreement this ______ day of November, 2009.

SUBSCRIPTION

Number of Shares of Center Financial Corporation Subscribed for ______________________

Total Amount to be Paid at $3.71 Per Share:        $__________________

Address:
Name of Subscriber

By:

Employee ID No. or Social Security No.:_____________________

TYPE OF OWNERSHIP (Check One)

____ INDIVIDUAL OWNERSHIP	_____ COMMUNITY PROPERTY

_____ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP	_____ TENANTS IN COMMON

*  NOTE:  Purchasers which are trusts, partnerships, corporations or limited liability companies must complete and execute Exhibit A, B, C or D hereto, as applicable.

TRUST, PARTNERSHIP, CORPORATE OR
LIMITED LIABILITY COMPANY INVESTORS

(Complete and Return One, if Applicable)

_____     CERTIFICATE OF TRUST INVESTOR (EXHIBIT “A”)

_____     CERTIFICATE OF PARTNERSHIP INVESTOR (EXHIBIT “B”)

_____     CERTIFICATE OF CORPORATE INVESTOR (EXHIBIT “C”)

_____     CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR (EXHIBIT “D”)

EXHIBIT “A”

CERTIFICATE OF TRUST INVESTOR

CERTIFICATE OF ________________________________________________ (the “Trust”).
(Name of Trust)

The undersigned, constituting Trustee(s) of the Trust, hereby certify as follows:

1.        That the Trust was established pursuant to a Trust Agreement dated __________________________ (the “Agreement”).

2.        That a true and correct copy of the portions of the Agreement relevant to the authority of the Trust to make this investment is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is in full force and effect.

3.        That, as Trustee(s) of the Trust, we have authority to determine, and have determined (a) that the investment in, and the purchase of an interest in Center Financial Corporation is of benefit to the Trust and (b) to make such investment on behalf of the Trust.

4.        That _________________ is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust’s investment in Center Financial Corporation.

IN WITNESS WHEREOF, we have executed this certificate as the Trustee(s) of the Trust this ____ day of November, 2009, and declare that it is truthful and correct.

(Name of Trust)
By
Trustee

By
Trustee

By
Trustee

EXHIBIT “A”

EXHIBIT “B”

CERTIFICATE OF PARTNERSHIP INVESTOR

CERTIFICATE OF _____________________________________________ (the “Partnership”).
                                           (Name of Partnership)

The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

1.        That the Partnership commenced business on _______________ and was established pursuant to a Partnership Agreement dated __________________ (the “Agreement”).

2.        That a true and correct copy of the portions of the Agreement relevant to the authority of the Partnership to make this investment is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is in full force and effect.

3.        That, as partners of the Partnership, we have authority to determine, and have determined (i) that the investment in, and the purchase of an interest in Center Financial Corporation is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

4.        That _________________ is authorized to execute, on behalf of the Partnership, any and all documents in connection with the Partnership’s investment in Center Financial Corporation.

IN WITNESS WHEREOF, we have executed this certificate as partners of the Partnership this ____ day of November, 2009, and declare that it is truthful and correct.

(Name of Partnership)
By
Partner

By
Partner

By
Partner

EXHIBIT “B”

EXHIBIT “C”

CERTIFICATE OF CORPORATE INVESTOR

CERTIFICATE OF _____________________________________________ (the “Corporation”).
                                           (Name of Corporation)

The undersigned, being the duly elected and acting Secretary or Assistant Secretary of the Corporation, hereby certifies as follows:

1.        That the Corporation commenced business on ___________________ and was incorporated under the laws of the State of __________________ on ________________.

2.        That the Articles of Incorporation and By-Laws of the Corporation do not prohibit this investment.

3.        That the Board of Directors of the Corporation has determined, or appropriate officers under authority of the Board of Directors have determined, that the investment in, and purchase of an interest in Center Financial Corporation is of benefit to the Corporation and has determined to make such investment on behalf of the Corporation.  Attached hereto is a true, correct and complete copy of resolutions of the Board of Directors (or an appropriate committee thereof) of the Corporation duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

4.        That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation’s investment in Center Financial Corporation, and that the signatures written opposite their names and titles are their correct and genuine signatures.

Name	Title	Signature

IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Corporation this ______ day of November, 2009, and declared that it is truthful and correct.

[SEAL]

(Name of Corporation)

By:
Name:
Title:

EXHIBIT “C”

EXHIBIT “D”

CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

CERTIFICATE OF ___________________________________________________ (the “LLC”).
                                       (Name of Limited Liability Company)

The undersigned, constituting all of the members and/or managers of the LLC who must consent to the proposed investment by the LLC hereby certify as follows:

1.        That the LLC commenced business on _______________ and is governed pursuant to an Operating Agreement dated __________________ (the “Agreement”).

2.        That a true and correct copy of the portions of the Operating Agreement relevant to the authority of the LLC to make this investment is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is in full force and effect.

3.        That, as members and/or managers of the LLC, we have authority to determine, and have determined (i) that the investment in, and the purchase of an interest in Center Financial Corporation is of benefit to the LLC and (ii) to make such investment on behalf of the LLC.

4.        That _________________ is authorized to execute, on behalf of the LLC, any and all documents in connection with the LLC’s investment in Center Financial Corporation.

IN WITNESS WHEREOF, we have executed this certificate as members and/or managers of the LLC this ____ day of November, 2009, and declare that it is truthful and correct.

(Name of LLC)

By
[Member] [Manager]

By
[Member] [Manager]

By
[Member] [Manager]

5024.012/311577.2

EXHIBIT “D”